                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Hewlett-Packard Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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
                          HEWLETT-PACKARD COMPANY

               ANNUAL MEETING OF STOCKHOLDERS -- FEBRUARY 23, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE UNDERSIGNED HEREBY APPOINTS LEWIS E. PLATT AND D. CRAIG NORDLUND AND EACH OF THEM AS PROXIES FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO ACT AND TO VOTE ALL THE SHARES OF COMMON STOCK OF HEWLETT-PACKARD COMPANY HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 28, 1998, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, FEBRUARY 23, 1999, OR ANY ADJOURNMENT THEREOF.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL ITEMS.

1. ELECTION OF DIRECTORS:

01-P.M. Condit          For         Withhold

02-P.C. Dunn            For         Withhold

03-T.E. Everhart        For         Withhold

04-J.B. Fery            For         Withhold

05-J.P.G. Gimon         For         Withhold

06-S. Ginn              For         Withhold

07-R.A. Hackborn        For         Withhold

08-W.B. Hewlett         For         Withhold

09-G.A. Keyworth II     For         Withhold

10-D.M. Lawrence        For         Withhold

11-S.P. Orr             For         Withhold

12-D.W. Packard         For         Withhold

13-L.E. Platt           For         Withhold

14-R.P. Wayman          For         Withhold

-------------------------------------------------------------------------------

2. Proposal to ratify PricewaterhouseCoopers LLP as Independent Accountants.

     For      Against      Abstain


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3. Proposal to approve the Company's 1999 Variable Pay Plan.

     For      Against      Abstain


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In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS.


                              ------------------
                                 Submit Votes
                              ------------------


         LINK TO THE HEWLETT-PACKARD COMPANY FINANCIAL ONLINE PAGE
             FOR ACCESS TO PROXY STATEMENT AND ANNUAL REPORT
         ---------------------------------------------------------

January 25, 1999

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

     Re:  Definitive Additional Materials for 1999 Annual Meeting of
          Stockholders

Ladies and Gentlemen:

Pursuant to Rule 14a-6(b) under the Securities and Exchange Act of 1934, I am transmitting on behalf of Hewlett-Packard Company (the "Company") the form of proxy which will be posted on the Internet by the Company's transfer agent in connection with the Company's 1999 Annual Meeting of Stockholders (the "Internet Proxy Form").

The Internet Proxy Form provides an option opposite the name of each director nominee which may be marked electronically to indicate the authority to vote "For" or to "Withhold" the authority to vote for each nominee, omits certain information regarding the ability to submit a proxy by phone or by mail and provides an electronic link to the Company's Financial Online Page for access to the Company's Proxy Statement and Annual Report. In other respects, the Internet Proxy Form is similar to the "paper" proxy form filed by the Company on January 11, 1999.

If you have any questions or comments concerning the above, please contact me at (650) 857-1501.

Sincerely,

/s/ Ross Katchman
Ross Katchman
Corporate Counsel